UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             AMENDMENT NO. 1
                              FORM 8-K/A

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 1998

                    Commission file number     0-8609

                     Bargo Energy Company
     (Exact name of small business issuer as specified in charter)

         Texas                                       87-0239185
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

700 Louisiana, Suite 3700
            Houston, Texas                                        77002
(Address of principal executive offices)                       (Zip Code)

                            (713)236-9792
           (Issuer's telephone number, including area code)

                       Future Petroleum Corporation
          2351 W. Northwest Hwy, Suite 2130, Dallas, Texas 75220
        (Former name and former address if changed since last report)

                       INDEX


     a)     Financial Statements of Business Acquired.

     The following audited financial statements are filed with this report:

     Report of Independent auditor                         Page F-1
     Balance Sheet dated as of November 30, 1998           Page F-2
     Statements of Operations, Partners'
     Capital and Cash Flows for the period
     from inception (March 1, 1998) to
     November 30, 1998                                     Page F-3
     Notes to financial statements                         Page F-5

     b)     Pro Forma Financial Information.

     The following unaudited pro forma combined financial statements are filed with this report:

     Introduction                                          Page F-
     Pro Forma Combined Statements of
     Operations for the years ended December
     31, 1998 and December 31, 1997                        Page F-
     Notes to Pro Forma Financial Statements               Page F-

     c)     Exhibits.

     Exhibit
     Number               Title of Document               Location
   ------------------------------------------------------------------
        1.                Underwriting Agreement             (d)

        2.                Plan of acquisition,
                          reorganization, arrangement,
                          liquidation of succession

        2.2               Asset Purchase Agreement and Plan
                          of Reorganization dated December
                          15, 1998 by and among the
                          Company, Bargo Energy Resources,
                          Ltd., Bargo Energy Company and
                          TJG Investments, Inc.               (c)

        4.                Instruments defining the rights
                          of security holders, including
                          indentures

        4.1               Articles of Restatement of the
                          Articles of Incorporation           (b)

        4.2               Bylaws                              (b)

        4.3               Agreement dated August 14, 1998
                          by and among B. Carl Price, Bargo
                          Energy Resources, Ltd., Energy
                          Capital Investment Company PLC,
                          and EnCap Equity 1994 Limited
                          Partnership                         (a)

        4.4               Certificate of Designation of
                          Convertible Preferred Stock,
                          Series A                            (c)

       16.                Letter on change in certifying
                          accountant                          (d)

       17.                Letter on director resignation      (d)

       20.                Other documents or statements to
                          security holders                    (d)

       23.                Consents of experts and counsel     (d)

       24.                Power of attorney                   (d)

       99.                Material Contracts

       99.1               Registration Rights Agreement
                          among the Company and Bargo
                          Energy Resources, Ltd. dated
                          August 14, 1998                     (a)

       99.2               First Amendment to Registration
                          Rights Agreement among the
                          Company, Bargo Energy Resources,
                          Ltd., Bargo Energy Company, TJG
                          Investments, Inc. and certain
                          other shareholders dated December
                          15, 1998                            (c)

       99.3               Registration Rights Agreement
                          among the Company, Energy Capital
                          Investment Company PLC and EnCap
                          Equity 1994 Limited Partnership
                          dated August 14, 1998               (a)

       99.4               First Amendment to Registration
                          Rights Agreement among the
                          Company, Energy Capital
                          Investment Company PLC and EnCap
                          Equity 1994 Limited Partnership
                          dated December 15, 1998             (c)

       99.5               Registration Rights Agreement
                          among the Company, B. Carl Price
                          and certain other shareholders
                          dated August 14, 1998               (a)

       99.6               First Amendment to Registration
                          Rights Agreement among the
                          Company, B. Carl Price and
                          certain other shareholders dated
                          December 15, 1998                   (c)

       99.7               Stock Purchase Warrant by the
                          Company to Bargo Energy
                          Resources, Ltd. dated August 14,
                          1998                                (a)

       99.8               Amended and Restated
                          Shareholders' Agreement by and
                          among the Company, Bargo Energy
                          Resources, Ltd., Energy Capital
                          Investment Company PLC, EnCap
                          Equity 1994 Limited Partnership,
                          B. Carl Price, Don Wm. Reynolds,
                          Bargo Energy Company, TJG
                          Investments, Inc. and certain
                          other shareholders dated December
                          15, 1998                            (c)

       99.9               Amended Credit Agreement between
                          the Company and Bank of America
                          National Trust and Savings
                          Association dated December 4,
                          1998                                (c)

       99.10              Pledge Agreement between Bank of
                          America and Bargo Energy Company
                          dated December 15, 1998]            (c)

       99.11              Pledge Agreement between Bank of
                          America and TJG Investments, Inc.
                          dated December 15, 1998             (c)

       99.12              Pledge Agreement between Bank of
                          America and James Sowell dated
                          December 15, 1998                   (c)

       99.13              Pledge Agreement between Bank of
                          America and Thomas D. Barrow
                          dated December 15, 1998             (c)

       99.14              Pledge Agreement between Bank of
                          America and Tim J. Goff dated
                          December 15, 1998                   (c)

       99.15              Pledge Agreement between Bank of
                          America and Bargo Operating
                          Company, Inc. dated December 15,
                          1998                                (c)


________________________
(a) Incorporated by reference from the Company's report on Form 10-QSB for the fiscal quarter ended June
        30, 1998, filed with the Securities and Exchange
        Commission on August 19, 1998.

(b) Incorporated by reference from the Company's report on Form 10-K for the fiscal year ended December
        31, 1993, filed with the Securities and Exchange
        Commission on May 20, 1994.

(c)     Previously filed.

(d)     Inapplicable to this filing.

(e) Incorporated by reference from the Company's report on Form 10-KSB for the fiscal year ended
        December 31, 1998, filed with the Securities and Exchange Commission on April 19, 1999.



              ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


                        INDEPENDENT AUDITOR'S REPORT


To the Partners
Bargo Energy Resources, Ltd.
Houston, Texas

We have audited the accompanying balance sheet of Bargo Energy Resources, Ltd. as of November 30, 1998, and the related statements of operations, partners' capital and cash flows for the period from inception (March 1, 1998) to November 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bargo Energy Resources, Ltd. as of November 30, 1998, and the results of its operations and cash flows for the period from inception (March 1, 1998) to November 30, 1998, in conformity with generally accepted accounting principles.




HEIN + ASSOCIATES LLP

March 12, 1999
Dallas, Texas

                                   F-1

                            BARGO ENERGY RESOURCES, LTD.
                           (a Texas limited partnership)


                                   BALANCE SHEET

                                      ASSETS

                                NOVEMBER 30, 1998


CURRENT ASSETS:
Cash and cash equivalents                                    $ 114,841
Accounts receivable, no allowance considered
    necessary                                                   11,492
Receivable from related party                                  430,155
                                                             ---------
Total current assets                                           556,488


OIL AND GAS PROPERTIES, at cost (successful efforts method)     95,210


INVESTMENT IN CORPORATION                                      735,286


INVESTMENT IN PARTNERSHIP                                       53,741
                                                             ---------
             Total assets                                 $  1,440,725
                                                             =========

                       LIABILITIES AND PARTNERS' CAPITAL



CURRENT LIABILITIES:
Trade accounts payable                                    $    29,645
Due to general partner                                        127,971
                                                             --------
Total current liabilities                                     157,616


COMMITMENTS AND CONTINGENCIES (Notes 6 and 8)



PARTNERS' CAPITAL:
General partner                                                    30
Limited partners                                            1,283,079
                                                            ---------
Total partners' capital                                     1,283,109
                                                            ---------
Total liabilities and partners' capital                   $ 1,440,725
                                                            =========

        See accompanying notes to these financial statements.

                                   F-2

                     BARGO ENERGY RESOURCES, LTD.
                    (a Texas limited partnership)

                        STATEMENT OF OPERATIONS

         PERIOD FROM INCEPTION (MARCH 1, 1998) TO NOVEMBER 30, 1998

REVENUE:
Oil and gas sales                                          $  599,534
Commission income                                             244,876
                                                            ---------
Total revenue                                                 844,410


OPERATING EXPENSES:
Lease operating expense and production taxes                  406,310
Depreciation, depletion and amortization                      102,705
General and administrative                                  1,442,942
                                                            ---------
Total operating expense                                     1,951,957


OTHER INCOME (EXPENSE):

Gain on sale of assets                                      1,049,215
Other income                                                   25,574
Loss on investments in corporation and partnership           (256,259)
Interest expense, net                                        (165,448)
                                                            ---------
Total other income                                            653,082
                                                            =========

NET LOSS                                                   $ (454,465)
                                                            =========

           See accompanying notes to these financial statements.

                                   F-3


                     BARGO ENERGY RESOURCES, LTD.
                    (a Texas limited partnership)

                   STATEMENT OF PARTNERS' CAPITAL

           PERIOD FROM INCEPTION (MARCH 1, 1998) TO NOVEMBER 30, 1998

                                          GENERAL       LIMITED
                                          PARTNER      PARTNERS      TOTAL
-----------------------------------------------------------------------------
Balances, March 1, 1998                   $   -       $    -       $   -

Cash contributions                              30     1,737,544    1,737,574

Net loss                                      -         (454,465)    (454,465)
                                          ---------   -----------  -----------
Balances, November 30, 1998               $     30    $ 1,283,079  $ 1,283,109
                                          =========   ===========  ===========

           See accompanying notes to these financial statements.

                                   F-4


                     BARGO ENERGY RESOURCES, LTD.
                    (a Texas limited partnership)

                      STATEMENT OF CASH FLOWS

           PERIOD FROM INCEPTION (MARCH 1, 1998) TO NOVEMBER 30, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                         $ (454,465)
Adjustments to reconcile net loss to net cash used by
operating  activities:

Depreciation, depletion and amortization                            102,705
Gain on sale of oil and gas properties                           (1,049,215)
Loss on investments in corporation and partnership                  256,259
Change in receivables                                              (441,647)
Change in accounts payable                                           29,645
Change in amounts due to general partner                            127,971
Other                                                                  (449)
                                                                 ----------
   Net cash used by operating activities                         (1,429,196)


CASH FLOWS FROM INVESTING ACTIVITIES:

Additions to oil and gas properties                              (5,828,537)
Proceeds from the sale of oil and gas properties                  5,800,000
Additions to investment in partnership                             (165,000)
                                                                 ----------
Net cash used for investing activities                             (193,537)


CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from notes payable to related party                     5,545,198
Repayments of notes payable to related party                    (5,545,198)
Contributions by partners                                        1,737,574
                                                                ----------
Net cash provided by investing activities                        1,737,574


NET INCREASE IN CASH AND CASH EQUIVALENTS                          114,841


CASH AND EQUIVALENTS, beginning of period                             -


CASH AND EQUIVALENTS, end of period                           $    114,841


SUPPLEMENTAL INFORMATION:

Cash paid for interest                                        $    173,716
Fair value of stock received in sale of properties            $    880,286


                                   F-5


                     BARGO ENERGY RESOURCES, LTD.
                    (a Texas limited partnership)



1. ORGANIZATION

Bargo Energy Resources, Ltd. (the Partnership), a Texas limited partnership, was formed on March 1, 1998 and is engaged primarily in the acquisition, development and production of oil and gas properties. The Partnership's properties are all located in the continental United States, primarily Texas and Oklahoma. The general partner is Bargo Operating Company, Inc. (BOC), a Texas Corporation, which in such capacity is responsible for, among other things, the management of the affairs of the Partnership. A limited partner of the Partnership is the sole stockholder of BOC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Allocation to Partners
Revenues and expenses of the Partnership are generally allocated 1% to the general partner, BOC, and 99% to the limited partners unless specifically allocated as per the partnership agreement. Operating, organizational, prospect costs and depletion expense on properties contributed by BOC are allocated 100% to BOC.

Oil and Gas Properties
The Partnership follows the successful efforts method of accounting for oil and gas acquisitions, exploration and development costs. Under this method, costs of successful exploratory wells, development wells, lease and well-head equipment and all costs incurred in acquiring mineral leasehold interests are capitalized. Exploratory dry hole costs and other exploration costs, including geological and geophysical costs, delay rentals and production costs are expensed as incurred. Unproved properties are assessed periodically on a property-by-property basis and any impairment in value is currently charged to expense.

Capitalized costs relating to producing properties are depreciated and depleted on the unit-of-production method. Proved developed reserves are used in computing unit rates for drilling and development costs, and total proved reserves are used for depletion of leasehold costs. Capitalized costs are evaluated for impairment based on an analysis of future net cash flows in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of".

On sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion and amortization with a resulting gain or loss recognized in income.

Maintenance and repairs are expensed as incurred; major renewals and improvements are capitalized. Gains and losses arising from sales of properties are included in income.

Investment in Corporation

The Partnership has an investment in a corporation which is described in Note 4. The investment is accounted for by the equity method and accordingly the Company adjusts the carrying value of the investment by its share of the investee corporation's earnings or losses. In addition, the Company adjusts the carrying value of the investment for any dividends paid to the Company by the investee corporation. The Company's share of the investee corporation's book value at November 30, 1998 exceeds the carrying value of the investment by about $900,000. This amount will be amortized to income over the lives of the investee corporation's oil and gas properties.

Investment in Partnership
The Partnership has an investment in a partnership, which is described in Note
5. The investment is accounted for by the equity method and accordingly the Company adjusts the carrying value of the investment by its share of the investee partnership's earnings or losses. In addition, the Company adjusts the carrying value of the investment for any contributions or distributions to or from the investee partnership.

Organization Costs
The costs of organizing the Partnership were expensed as incurred.

Financial Instruments
The carrying amounts of the Partnership's financial instruments, which includes cash, and trade accounts receivable and payable approximate fair value because of the short-term nature of these instruments.

Income Taxes
No provision for federal income taxes is included in the accompanying financial statements, because the tax effects of the Partnership's activities accrue to the individual partners.

Use of Estimates
The preparation of the Partnership's consolidated financial statements in conformity with generally accepted accounting principles requires the Partnership's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Statement of Cash Flows
For purposes of the statements of cash flows, the Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

3. ACQUISITIONS AND DISPOSITIONS

In June 1998, the Partnership purchased an oil and gas property for approximately $5,730,000. The Partnership obtained a loan from a limited partner to finance the purchase. On August 14, 1998, the property was sold to Future Petroleum Corporation (Future) for $5,800,000 in cash and approximately 4,700,000 shares of Future common stock (see Note 4). A gain of approximately $1,049,000 was recognized on the sale.

In October and November 1998, the Partnership acquired oil and gas properties and simultaneously at closing sold the properties to Future for approximately the Partnership's cost. The Partnership loaned Future the down payment, which was $600,000 in each of these transactions. The loaned amounts were repaid by Future at closing.

4. INVESTMENT IN CORPORATION

The acquisition of the Future common stock described in Note 3 resulted in the Partnership owning 34% of the outstanding common stock of Future. Future is engaged in oil and gas exploration and development. The Company accounts for its investment in Future by the equity method as described in Note 1. At November 30, 1998, the Partnership's investment balance consists of the estimated market value of the stock at the time of acquisition less the Partnership's share of the net loss of Future since the stock was acquired. Summarized financial information of Future as of November 30, 1998 and for the period from August 14, 1998 to November 30, 1998 is as follows:

            Total assets                        $ 39,705,000

            Total liabilities                   $ 34,704,000

            Net loss                            $   (428,000)

5. INVESTMENT IN PARTNERSHIP

On May 1, 1998, the Partnership entered into Gas Solutions, Ltd (Gas Solutions), a Texas limited liability partnership, as the limited partner. Revenues are generally allocated 75% to the Partnership and 25% to the general partner unless specifically allocated as per the partnership agreement. Operating, organizational, and prospect costs are allocated 100% to the Partnership, while depreciation and amortization expenses are allocated to the partner contributing the respective assets.

The Company accounts for its investment in Gas Solutions by the equity method as described in Note 1. At November 30, 1998, the Partnership's investment balance consists of cash contributions for operating expenses of Gas Solutions plus its share of the net income or loss of Gas Solutions. As of November 30, 1998, the Partnership had not contributed any properties to Gas Solutions.

6. RELATED PARTY TRANSACTIONS

Included in general and administrative expense for the period from inception to November 30, 1998 is $112,500 paid to BOC as a management fee.

As of November 30, 1998, the Partnership owes Bargo Energy Company (BEC), an affiliate of the Partnership, $127,971 for payroll and other expenses paid for or incurred by BEC on behalf of the Partnership.

As of November 30, 1998, the Partnership has a receivable of $430,155 from Future. The receivable is for advances made by the Partnership of $320,258 for operating expenses and commissions of $109,897 related to the properties sold to Future described in Note 3.

Interest expense of $173,000 was paid to a limited partner in connection with the loan described in Note 3.

The Partnership received commissions of $134,979 from related parties (primarily
BEC) for assistance in the sale of oil and gas properties on behalf of those parties. A significant portion of the properties were sold to Future.

BEC has a lease commitment for office space which extends through August 2002. The monthly rental, which is approximately $19,400, was paid by the Partnership from March 1998 through November 1998.

7. MAJOR CUSTOMERS

Oil and gas sales to three customers constitute a significant percentage of the Partnership's revenues. There are adequate buyers or purchasers of the Partnership's production such that management believes the loss of one or more of these customers would not have a material adverse effect on the results of operations of the Partnership.

8. COMMITMENTS AND CONTINGENCIES

In the course of its business affairs and operations, the Partnership is subject to possible loss contingencies arising from federal, state and local environmental, health and safety laws and regulations and third-party litigation.

There are currently no matters which, in the opinion of management, would have a material adverse effect on the financial position or results of operations of the Partnership.

9. SUBSEQUENT EVENTS

In December 1998, Future acquired certain assets and liabilities of the Partnership in exchange for $2,000,000 cash and additional shares of Future's stock. Following this transaction, the Partnership owned approximately 54% of the voting stock of Future.

Also in December 1998, substantially all the capital balances of the partners were distributed.

10. SUPPLEMENTAL INFORMATION ON OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

Financial Data for Oil and Gas Producing Activities
The following table sets forth certain information with respect to the oil and gas producing activities of the Partnership:

Costs incurred in oil and gas producing
activities:

Acquisition of oil and gas properties         $   5,828,537
Exploration and development costs             $        -

Partnership's share of equity method investee's
costs of property acquisition,
exploration and development                   $   9,521,000


Net capitalized costs related to oil and gas producing activities:

Proved properties                             $      95,210
Less accumulated depletion                            -

Net capitalized costs                         $      95,210
Partnership's share of equity method investee's
net capitalized costs                         $  13,007,000

Oil and Gas Reserve Data
The Partnership's proportional interest in reserves of its investee accounted for by the equity method at November 30, 1998, based on an independent engineering report, was 795,000 barrels of oil and 18,462,000 mcf of gas.

The Partnership did not prepare an SEC basis reserve report for the oil and gas property it owns directly, because the amounts are relatively immaterial.

Proved oil and gas reserves are the estimated quantities of crude oil, condensate and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. The above estimated net interests in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

Standardized Measure of Changes in Future Net Revenues
The Partnership's proportional interest in its equity method investee's standardized measure of discounted net cash flows at November 30, 1998 was $10,573,000. The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standard Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

The Partnership did not determine a standardized measure of discounted net cash flows for the property it owns directly because the amounts are relatively immaterial.

FUTURE PETROLEUM CORPORATION AND BARGO ENERGY RESOURCES, LTD.
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

The following unaudited pro forma combined statements of operations for 1998 and 1997 reflect the Asset Purchase and Plan of Reorganization (the Transaction) between Future Petroleum Corporation (FPC) and Bargo Energy Resources, Ltd.
(BER) that occurred in December 1998 as if the Transaction occurred at the beginning of the respective periods. The statement of operations for the year ended December 31, 1998 includes FPC for the year and BER for the period from inception (March 1, 1998) through November 30, 1998. BER's operations are included with those of FPC beginning in December 1998. The Transaction involved the acquisition by FPC of certain off balance sheet assets and commitments of BER in exchange for $2,000,000 in cash and 100,000 shares of FPC preferred stock, convertible into 26,000,000 shares of FPC common stock.

The pro forma statements of operations also reflect the following transactions:
(1) conversion of $4,000,000 (before discount) of subordinated debt payable to BEC, an affiliate of BER, to stock; (2) repayment of $5,457,000 (before discount) of subordinated debt to ENCAP (a stockholder of FPC) and other parties via refinancing with bank debt; (3) the acquisition of the Cody properties in November and December 1998; (4) the acquisitions of the South Coles Levee Unit
(SCLU) in August 1998 and several properties in October 1998 (the 10/15/98 acquisition); and (5) the roll up of certain ENCAP partnerships in November 1997. Items (1) and (2) were done in conjunction with the Transaction referred to in the first paragraph above. Items (1), (2), (3) and (4) are reflected in the pro forma statements of operations as if they had occurred at the beginning of the respective periods. Item (5) is reflected in the 1997 pro forma statement of operations as if it had occurred at the beginning of that year. The pro forma statements of operations do not include an extraordinary gain that the Company recorded as a result of the conversion to stock of the subordinated debt due BEC.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements of BER included in this document and the historical financial statements of FPC as filed in its periodic reports with the Securities and Exchange Commission. These unaudited pro forma financial statements should not be construed to be indicative of future results or results that actually would have occurred if the transactions had occurred at the dates presented.


                 FUTURE PETROLEUM AND BARGO ENERGY RESOURCES


          UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1998
             (amounts in thousands, except per share amounts)



                                        PRO FORMA ADJUSTMENTS
                                                     10/15/98         CODY
                                  FPC       BER     ACQUISITION    ACQUISITION
                                --------  -------  ------------   -------------
                                                       (1)             (1)
REVENUE:
Oil and gas sales               $  3,663  $   600    $   4,105     $    2,271
Other income                          16      245
                                --------  -------   -----------   -------------
Total revenue                      3,679      845        4,105           2,271


COSTS AND EXPENSES:
Lease operations and
  production taxes                 1,826      406        1,366           1,034
General and administrative           783    1,443
Depletion and depreciation         1,316      103
Interest                           1,238      174
                                --------   ------    ----------   -------------
Total costs and expenses           5,163    2,126        1,366           1,034


OTHER INCOME (EXPENSE):
Gain on sale of assets                      1,049
Other                                 19     (222)
                                --------   ------    ----------   -------------
Total income (expense)                19      827
                                --------   ------    ----------   -------------
INCOME (LOSS) BEFORE TAXES        (1,465)    (454)       2,739           1,237

INCOME TAX PROVISION                 287
                                --------   ------     ---------    ------------

INCOME (LOSS) BEFORE
  EXTRAORDINARY ITEM            $ (1,178)  $ (454)    $  2,739     $     1,237
                                =========  ======     =========    ============

BASIC AND DILUTED LOSS PER
        SHARE BEFORE
   EXTRAORDINARY ITEM           $  (0.12)
                                =========

WEIGHTED AVERAGE SHARES
      OUTSTANDING                  9,924
                                =========

             See notes to unaudited pro forma combined financial statements.



                 FUTURE PETROLEUM AND BARGO ENERGY RESOURCES


          UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1998
             (amounts in thousands, except per share amounts)



                                        PRO FORMA ADJUSTMENTS
                                  SCLU                           PRO
                               ACQUISITION       OTHER          FORMA
                               -----------    ------------   -------------
                                   (1)
REVENUE:
Oil and gas sales               $  1,645      $              $   12,284
Other income                                       (110)(2)         151
                                -----------   ------------   -------------
Total revenue                      1,645           (110)         12,435


COSTS AND EXPENSES:
Lease operations and
  production taxes                 1,002                          5,634
General and administrative                                        2,226
Depletion and depreciation                         2,276 (3)      3,695
Interest                                           1,825 (4)      3,237
                                ----------    ------------   -------------
Total costs and expenses           1,002           4,101         14,792


OTHER INCOME (EXPENSE):
Gain on sale of assets                            (1,049) (8)
Other                                                              (203)
                                ----------    ------------   -------------
Total income (expense)                            (1,049)          (203)
                                ----------    ------------   -------------
INCOME (LOSS) BEFORE TAXES           643          (5,260)        (2,560)

INCOME TAX PROVISION                  -              609 (9)        896
                                ----------     ----------    ------------

INCOME (LOSS) BEFORE
  EXTRAORDINARY ITEM            $    643      $   (4,651)     $   (1,664)
                                ==========     ===========    ============

BASIC AND DILUTED LOSS PER
        SHARE BEFORE
   EXTRAORDINARY ITEM                         $     0.08 (10) $    (0.03)
                                              ============    ============

WEIGHTED AVERAGE SHARES
      OUTSTANDING                                  38,258          48,142
                                              ============    =============

             See notes to unaudited pro forma combined financial statements.




                 FUTURE PETROLEUM AND BARGO ENERGY RESOURCES


          UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1997
             (amounts in thousands, except per share amounts)


                                         1998 PROPERTY ACQUISITIONS
                           -----------------------------------------------------
                                       10/15/98         CODY         SCLU
                             FPC     ACQUISITION    ACQUISITION    ACQUISITION
                           -------   ------------   -----------    -----------
                                         (1)            (1)            (1)
REVENUE:
Oil and gas sales          $   596   $     8,513    $     5,127    $     5,261
Well operation fees            176
                           -------   ------------   -----------    -----------
Total revenue                  772         8,513          5,127          5,261


COSTS AND EXPENSES:
Production expenses            419         1,415          1,388          2,936

General and administrative     154
Depletion and depreciation     191
Interest                        69
                           -------   -----------    ------------    -----------
Total costs and expenses       833         1,415          1,388          2,936


OTHER INCOME                    42
                           -------   -----------    ------------    -----------

INCOME BEFORE TAXES            (19)        7,098          3,739           2,325

INCOME TAX PROVISION             7
                           -------   -----------    ------------    -----------

NET LOSS                   $   (12)  $     7,098     $    3,739      $    2,325
                           =======   ===========    ============    ===========

BASIC AND DILUTED EARNINGS
       PER SHARE           $   -
                           =======

WEIGHTED AVERAGE SHARES
      OUTSTANDING            4,280
                           =======

           See notes to unaudited pro forma combined financial statements.


                    FUTURE PETROLEUM AND BARGO ENERGY RESOURCES


                 UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1997
                  (amounts in thousands, except per share amounts)


                                         OTHER PRO FORMA ADJUSTMENTS
                           -----------------------------------------------------
                                      OTHER                        PRO
                                   ACQUISITION      OTHER         FORMA
                                  ------------   -----------    -----------
REVENUE:
Oil and gas sales             $     7,581 (5)                   $   27,078
Well operation fees                  (162)(6)                           14
                                  ------------   -----------    -----------
Total revenue                       7,419                           27,092


COSTS AND EXPENSES:
Production expenses                 3,898 (5)                        9,894
                                     (162)(6)
General and administrative                             1,846 (7)     2,000
Depletion and depreciation                             4,354 (3)     4,545
Interest                                               3,592 (4)     3,661
                                  -----------    ------------    -----------
Total costs and expenses            3,736              9,792        20,100


OTHER INCOME                                                            42
                                  -----------    ------------    -----------

INCOME BEFORE TAXES                 3,683             (9,792)        7,034

INCOME TAX PROVISION                                  (2,469)(9)    (2,462)
                                  -----------    ------------    -----------

NET LOSS                      $     3,683         $  (12,261)     $  4,572
                                  ===========    ============    ===========

BASIC AND DILUTED EARNINGS
       PER SHARE                                  $     0.10 (10) $   0.10
                                                 ============    ===========

WEIGHTED AVERAGE SHARES
      OUTSTANDING                                      43,646 (10)  47,296
                                                 ============    ===========

           See notes to unaudited pro forma combined financial statements.



(1) The pro forma adjustments reflect the oil and gas sales and production expenses of the acquired properties prior to acquisition as if the acquisitions had all occurred at the beginning of the respective periods.

(2) Adjustment to eliminate portion of intercompany profit earned by BER from FPC that was not eliminated on BER's books.

(3) Adjustment to record additional depletion and depreciation as if the transactions had all occurred at the beginning of the respective periods.

(4) Adjustment to record additional interest expense that would have been incurred if the transactions had all occurred at the beginning of the respective periods.

(5) Record (a) activity for ENCAP partnerships rolled up in November 1997 for ten month period before inclusion in FPC's operations ($2,318,000 of oil and gas sales and $1,132,000 of production expense); and (b) 1997 activity for South Cole Levee Unit (SCLU) acquired in August 1998 ($5,263,000 of oil and gas sales and $2,928,000 of production expenses).

(6) Eliminate well operational fees included as revenue for FPC and production expense for the ENCAP partnerships of $162,000.

(7) Adjustment to record additional general and administrative expenses as if the transactions had all occurred at the beginning of 1997.

(8) Adjustment to eliminate gain recognized by BER on sale of properties to FPC.

(9) Adjustment to record income tax effect as if the transactions had all occurred at the beginning of the respective periods.

(10) Adjustment to record effect on earnings per share as if the transactions had all occurred at the beginning of the respective periods.


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                   FUTURE PETROLEUM CORPORATION
                              (Registrant)



                              By:/s/ B. Carl Price
                                   B. Carl Price
                              Vice President Corporate Development

Dated:  April 30, 1999



                               EXHIBIT
Exhibit
     Number               Title of Document               Location
   ------------------------------------------------------------------
        1.                Underwriting Agreement             (d)

        2.                Plan of acquisition,
                          reorganization, arrangement,
                          liquidation of succession

        2.2               Asset Purchase Agreement and Plan
                          of Reorganization dated December
                          15, 1998 by and among the
                          Company, Bargo Energy Resources,
                          Ltd., Bargo Energy Company and
                          TJG Investments, Inc.               (c)

        4.                Instruments defining the rights
                          of security holders, including
                          indentures

        4.1               Articles of Restatement of the
                          Articles of Incorporation           (b)

        4.2               Bylaws                              (b)

        4.3               Agreement dated August 14, 1998
                          by and among B. Carl Price, Bargo
                          Energy Resources, Ltd., Energy
                          Capital Investment Company PLC,
                          and EnCap Equity 1994 Limited
                          Partnership                         (a)

        4.4               Certificate of Designation of
                          Convertible Preferred Stock,
                          Series A                            (c)

       16.                Letter on change in certifying
                          accountant                          (d)

       17.                Letter on director resignation      (d)

       20.                Other documents or statements to
                          security holders                    (d)

       23.                Consents of experts and counsel     (d)

       24.                Power of attorney                   (d)

       99.                Material Contracts

       99.1               Registration Rights Agreement
                          among the Company and Bargo
                          Energy Resources, Ltd. dated
                          August 14, 1998                     (a)

       99.2               First Amendment to Registration
                          Rights Agreement among the
                          Company, Bargo Energy Resources,
                          Ltd., Bargo Energy Company, TJG
                          Investments, Inc. and certain
                          other shareholders dated December
                          15, 1998                            (c)

       99.3               Registration Rights Agreement
                          among the Company, Energy Capital
                          Investment Company PLC and EnCap
                          Equity 1994 Limited Partnership
                          dated August 14, 1998               (a)

       99.4               First Amendment to Registration
                          Rights Agreement among the
                          Company, Energy Capital
                          Investment Company PLC and EnCap
                          Equity 1994 Limited Partnership
                          dated December 15, 1998             (c)

       99.5               Registration Rights Agreement
                          among the Company, B. Carl Price
                          and certain other shareholders
                          dated August 14, 1998               (a)

       99.6               First Amendment to Registration
                          Rights Agreement among the
                          Company, B. Carl Price and
                          certain other shareholders dated
                          December 15, 1998                   (c)

       99.7               Stock Purchase Warrant by the
                          Company to Bargo Energy
                          Resources, Ltd. dated August 14,
                          1998                                (a)

       99.8               Amended and Restated
                          Shareholders' Agreement by and
                          among the Company, Bargo Energy
                          Resources, Ltd., Energy Capital
                          Investment Company PLC, EnCap
                          Equity 1994 Limited Partnership,
                          B. Carl Price, Don Wm. Reynolds,
                          Bargo Energy Company, TJG
                          Investments, Inc. and certain
                          other shareholders dated December
                          15, 1998                            (c)

       99.9               Amended Credit Agreement between
                          the Company and Bank of America
                          National Trust and Savings
                          Association dated December 4,
                          1998                                (c)

       99.10              Pledge Agreement between Bank of
                          America and Bargo Energy Company
                          dated December 15, 1998             (c)

       99.11              Pledge Agreement between Bank of
                          America and TJG Investments, Inc.
                          dated December 15, 1998             (c)

       99.12              Pledge Agreement between Bank of
                          America and James Sowell dated
                          December 15, 1998                   (c)

       99.13              Pledge Agreement between Bank of
                          America and Thomas D. Barrow
                          dated December 15, 1998             (c)

       99.14              Pledge Agreement between Bank of
                          America and Tim J. Goff dated
                          December 15, 1998                   (c)

       99.15              Pledge Agreement between Bank of
                          America and Bargo Operating
                          Company, Inc. dated December 15,
                          1998                                (c)


________________________
(a) Incorporated by reference from the Company's report on Form 10-QSB for the fiscal quarter ended June
          30, 1998, filed with the Securities and Exchange
          Commission on August 19, 1998.

(b) Incorporated by reference from the Company's report on Form 10-K for the fiscal year ended December
        31, 1993, filed with the Securities and Exchange
        Commission on May 20, 1994.

(c)     Previously filed.

(d)     Inapplicable to this filing.

(e) Incorporated by reference from the Company's report on Form 10-KSB for the fiscal year ended
        December 31, 1998, filed with the Securities and Exchange Commission on April 19, 1999.